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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 21, 2001
                                                  -----------------


                                CSX CORPORATION
                                ---------------
             (Exact name of registrant as specified in its charter)


                                    Virginia
                                    --------
                        (State or other jurisdiction of
                          incorporation or oganization)


               2-63273                                    62-1051971
               -------                                    ----------
            (Commission                                (I.R.S. Employer
              File No.)                               Identification No.)


           One James Center, 901 East Cary Street, Richmond, VA   23219
           ---------------------------------------------------------------
           (Address of principal executive offices)             (Zip Code)


               Registrant's telephone number, including area code:
                                 (804) 782-1400
                                 --------------

ITEM 5. OTHER EVENTS

     CSX Corporation has reached a proposed settlement of litigation as described in the attached press release which is filed as Exhibit 99.1 and incorporated herein by reference.
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


     The following exhibit is filed as part of this report.


99.1 Press Release of November 21, 2001 from CSX Corporation.



                                   Signature
                                   ---------


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CSX CORPORATION




Date: November 21, 2001                 By: /s/ James L. Ross
                                            -----------------------------
                                            James L. Ross
                                            Vice President and Controller